Trust for Advised Portfolios
December 19, 2022
Supplement to the Miller Income Fund
Prospectus and Statement of Additional Information
dated January 31, 2022

Effective December 30, 2022, Mr. Bill Miller III will no longer serve as a Portfolio Manager to the Miller Income Fund (the “Fund”). All references to Mr. Miller in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety.

Mr. Bill Miller IV, CFA, will continue to serve as Portfolio Manager to the Fund.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.